The Jensen Portfolio

LETTER FROM THE INVESTMENT ADVISER
November 30, 1995

Dear Shareholder:

The equity market during the first half of The Jensen Portfolio's 1996 fiscal year was in stark contrast with the same period last year. The table below shows the Portfolio's performance along with the Standard and Poor's 500, an index which many investors consider a general market barometer. All figures shown are with dividends reinvested.

                         6 Months, 11/30/95       6 Months, 11/30/94
                         ------------------       ------------------
Jensen Portfolio              +12.76%                    +1.38%
S&P 500                       +14.89%                    +0.81%

The reasons for the rather significant difference in performance of the 1995 and the 1994 periods are, as always, arguable; nonetheless one reason would make most lists. After raising the discount rate seven times in 1994 and early 1995 in order to cool off the economy, the Federal Reserve nudged it lower in November, 1995. Why the securities markets can be so unresponsive when the economy is expanding and so hot when the Fed is applying the brakes to it, is a question that may better be answered in 1996 - if ever.

Although year-end figures are not available for calendar 1995, it appears that increases in business performance of most Portfolio companies will be in line with 1994's. Over the short term, market performance and business performance seldom act in unison. This, unfortunately, is not only true in active markets such as we have today, but equally valid when few care about markets or securities. In either event, the Portfolio's strategy remains the same: that business performance must provide the foundation for any worthwhile increase in market value.

The diabolical side of all this is that the only evidence that Portfolio shareholders can see of business performance is the ever changing Portfolio's market price in the news-paper - in other words, shareholders do not have any other dial to read. On the other side of the coin, as investment advisers, we have the comfort (and sometimes, discomfort) of following each company's business performance through the company's financial reports or by contacting the company directly. Thus we develop an expectation of what kind of value a company can create for its owners over time.

In order to share some of our comfort with you, the following ten companies held in the Portfolio reported both significant business performance and market performance in the period just ended:

EQUIFAX (NYSE): Equifax serves 100,000 businesses throughout the world with information through three business units: financial, insurance and credit information services. Equifax's growth strategy is three pronged: geographic expansion, market penetration and product line expansion, and by offering new value-added services.

MERCK (NYSE): The company manufactures and markets a broad range of innovative products to improve human and animal health. Merck-Medco Managed Care, a subsidiary, manages pharmacy benefits for more than 40 million Americans, encouraging appropriate use of medicines and providing disease management programs.

WILMINGTON TRUST (OTC): This conservatively financed and operated commercial bank serves clients in mid- and southern Atlantic states. The consistency of its high returns is principally due to its high percentage of fee income, such as trust department fees.

CLOROX (NYSE): The company has been revitalized by a new-to-top-management, 22-year veteran of the Company. Using its traditional businesses' cash flow to bring a bevy of new products to market, Clorox is a slimmed-down competitor on a mission to create value for shareholders, particularly in the international arena.

AUTOMATIC DATA PROCESSING (NYSE): Few companies have reported such consistently good operating performance over the years. While best known as providing payroll services to companies large and small, ADP has rapidly growing businesses serving the automobile and the securities industries.

H&R BLOCK (NYSE): Block has two main business segments, tax-servicing - in which the company is the largest domestic factor - and CompuServe which is the leading on-line information services company with the most comprehensive network.

COCA-COLA (NYSE): A stock that has refreshed investors for over a decade. Two notables, among many, are: first, the Company's retirement of 29% of its outstanding shares since 1985 and secondly that 80% of its net income, and growing, comes from outside the United States.

TAMBRANDS (NYSE): A leading manufacturer and marketer of feminine protection products. Their flagship brand is the worldwide market leader sold in over 150 countries to over 100 million women.

DUN & BRADSTREET (NYSE): Among its businesses are A.C. Nielsen, R.H. Donnelly, Moody's, and its credit tracking of 20 million domestic and international companies. D&B and Tambrands share honors of NYSE listed-companies who have consecutively increased their dividends over the longest period - since 1951.

GENERAL ELECTRIC (NYSE): Speaking of dividends, GE began paying dividends in 1899 and the way their businesses are being managed should keep their record alive into the next century and beyond. Their annual report, written by Chairman Jack Welch, is a perennial classic and recommended reading to all Portfolio shareholders.

Of particular note, of the companies listed above, four (Wilmington Trust, Clorox, Automatic Data Processing and General Electric) are recent additions to the Portfolio resulting from our augmented investment strategy. While our basic strategy (identifying companies that have demonstrated a consistent competitive advantage, a strong financial statement, and increasing dividends) remains the same, we adopted an additional yardstick by estimating the amount of value each company can potentially create for shareholders. This "fourth leg" of our strategy was announced to shareholders in May and covers all present - and future -companies considered for the Portfolio.

This added process enables us to compute the value of each firm as if it were a private company. By comparing our private valuation, or intrinsic value, with the public valuation, we can determine each company's relative attractiveness. There are three primary variables in our formula. 1 - Our estimate of the present value of cash (net income plus depreciation less capital expenditures) each company will generate for over the next decade; 2 - the cost of capital; and 3 - the company's market price.

The more common method of evaluating businesses is to estimate net income after taxes. This method does not allow the differentiation between companies which consume large amounts of capital by spending it on new plant and equipment and those businesses which are not capital intensive. For example, in order to improve their market position, many paper companies must commit to new paper mills which can cost upwards of $1 billion. A service company such as Automatic Data Processing, on the other hand, can significantly expand their services by merely adding computing power. Cash-generating companies like this can invest in research and development programs, new production processes or services, worker training programs, well thought out acquisitions and share buy-backs - all potentially value-creating initiatives for their owners.

Based on this augmented approach, we sold six companies during May and June which are relatively cash-hungry and replaced them with companies which report much higher free cash flows. Happily, the newly-added companies performed over twice as well in the market as the companies they replaced.

Six months is far too short a period in which to judge a long-term investment strategy. The results are certainly positive enough for us to monitor and develop the process. We look forward to reporting to you on its progress in coming reports.

In closing, the turn of the year is a time for many to comment about the economic and market outlook. American business remains ruthlessly competitive and only political action could alter it. Nothing now on the horizon suggests anything but moderate inflation and domestic growth, thus long term interest rates should remain unattractive for investors. We believe companies with strong domestic franchises and companies with experience in international trade continue to represent excellent opportunity. Having said that, political egos continue to hold up the national budget process - this could become the "unexpected event" that could change this scenario.

If any shareholder wishes annual reports on companies held in the Portfolio and an illustration on how we calculate business value, please call us at 1-800-221-4384.

Best regards,

/s/ Val Jensen
Val Jensen
President, Jensen Investment Management, Inc.



STATEMENT OF ASSETS & LIABILITIES
November 30,1995 (unaudited)

ASSETS:
Investments, at value (cost $8,668,450)                    $10,320,924
Income receivable                                               26,062
Deferred organizational expenses,
 net of accumulated amortization                                23,141
Prepaid expenses                                                 2,101
                                                            ----------

 Total Assets                                               10,372,228
                                                            ----------

LIABILITIES:
Payable to investment adviser                                    1,549
Payable to directors
                                                                17,736
Accrued expenses                                                16,247
                                                            ----------

   Total Liabilities                                            35,532
                                                            ----------

NET ASSETS                                                 $10,336,696
                                                            ==========

NET ASSETS CONSIST OF:
Capital stock                                              $ 9,219,525
Net unrealized appreciation on
 investments                                                 1,652,474
Undistributed net investment income                             25,147
Accumulated net realized losses                              (560,450)
                                                           -----------

   Total Net Assets                                        $10,336,696
                                                           ===========


Net Asset Value Per Share, 929,563
 shares outstanding (100,000,000 shares
 authorized, $.001 par value)                              $     11.12
                                                           ===========

                       See notes to financial statements.



SCHEDULE OF INVESTMENTS
November 30,1995 (unaudited)

Number of Shares                                          Market Value
----------------                                          ------------


         COMMON STOCK 98.54%

         Banking & Finance 4.20%
  13,500 Wilmington Trust
           Corporation                                      $  433,688
                                                            ----------

         Chemical Specialty 4.37%
   5,600 Betz Laboratories, Inc.                               225,400
   4,600 Sigma-Aldrich Corporation                             226,550
                                                             ---------

                                                               451,950
                                                             ---------


         Communications & Media 4.43%
   7,500 Gannett Company, Inc.                                 457,500
                                                             ---------


         Computer Software Services 4.62%
   6,000 Automatic Data
         Processing, Inc.                                      477,750
                                                             ---------


         Cosmetic & Soap 4.40%
   6,000 Clorox Company                                        454,500
                                                             ---------

         Drugs 9.57%
  14,200 Glaxo Wellcome, PLC-ADR                               379,850
   9,850 Merck & Company, Inc.                                 609,469
                                                             ---------

                                                               989,319
                                                             ---------


         Electrical Equipment 4.23%
   6,500 General Electric Company                              437,125
                                                             ---------


         Financial Services 4.82%
  11,200 H&R Block, Inc.                                       498,400
                                                             ---------


         Food Processing 15.32%
   9,750 The Coca-Cola Company                                 738,562
   6,750 Kellogg Company                                       515,531
   7,000 Wrigley (Wm.) Jr. Company                             329,875
                                                             ---------

                                                             1,583,968
                                                             ---------


         Industrial Services 16.74%
  23,700 Equifax, Inc.                                     $   992,437
  15,500 Premier Industrial
           Corporation                                         385,563
  17,000 Rollins, Inc.                                         352,750
                                                             ---------

                                                             1,730,750
                                                             ---------


         Liquor 3.69%
   1,000 Brown-Forman Corporation,
           Class B                                             381,250
                                                             ---------

         Medical Supplies 6.52%
  16,600 Abbott Laboratories                                   674,375
                                                             ---------


         Precision Instruments 3.31%
  17,800 EG&G, Inc.                                            342,650
                                                             ---------


         Publishing 5.23%
   4,650 Deluxe Corporation                                    128,456
   6,600 Dun & Bradstreet
         Corporation                                           411,675
                                                             ---------

                                                               540,131
                                                             ---------


         Tire & Rubber 3.96%
   8,050 Bandag, Inc.                                          409,544
                                                             ---------


         Toiletries & Cosmetics 3.13%
   6,200 Tambrands, Inc.                                       323,175
                                                             ---------


         Total Common Stock
         (Cost $8,533,601)                                 $10,186,075
                                                           -----------

                       See notes to financial statements.


Principal Amount                                          Market Value
----------------                                          ------------


         SHORT-TERM INVESTMENTS 1.31%

         Variable Rate Demand Notes 1.31%
$131,849 Sara Lee Corporation                               $  131,849
   3,000 Wisconsin Electric                                      3,000
                                                            ----------


         Total Short-Term Investments
         (Cost $134,849)                                       134,849
                                                            ----------


         TOTAL INVESTMENTS 99.85%
         (Cost $8,668,450)                                  10,320,924
                                                            ----------


         OTHER ASSETS,
           LESS LIABILITIES 0.15%                               15,772
                                                            ----------


         NET ASSETS 100.00%                                $10,336,696
                                                           ===========

                       See notes to financial statements.



STATEMENT OF OPERATIONS
Six Months Ended November 30, 1995 (unaudited)

INVESTMENT INCOME:
Dividends                                                   $  127,644
Interest                                                         4,588
                                                               -------

                                                               132,232
                                                               -------
EXPENSES:
Investment advisory fees                                        25,942
Shareholder servicing and accounting                            14,189
Professional fees                                               10,306
Directors' fees and expenses                                     7,826
Amortization of deferred
 organizational expenses                                         6,908
Administration fees                                              7,518
Reports to shareholders                                          1,531
Federal and state registration fees                              1,580
Custody fees                                                     1,058
Other                                                            2,342
                                                              --------

 Total expenses before reimbursement                            79,200
 Less: Reimbursement from Adviser                             (16,939)
                                                              --------

 Net Expenses                                                   62,261
                                                              --------


NET INVESTMENT INCOME                                           69,971
                                                              --------



REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
Net realized gain on investment transactions                   174,939
Change in unrealized appreciation
  on investments                                               989,268
                                                             ---------

Net gain on investments                                      1,164,207
                                                             ---------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                   $1,234,178
                                                            ==========

                       See notes to financial statements.



STATEMENT OF CHANGES IN NET ASSETS
(unaudited)
                                             Six Months
                                                ended           Year Ended
OPERATIONS:                                  Nov 30, '95        May 31, '95
                                             -----------        -----------

  Net investment income ........             $    69,971         $  135,570

Net realized gain on
investment transactions ........                 174,939          (218,592)

Change in unrealized appreciation
on investments                                   989,268          1,348,178
                                               ---------          ---------


Net increase in net assets
resulting from operations ......               1,234,178          1,265,156
                                               ---------          ---------


CAPITAL SHARE TRANSACTIONS:
Shares sold ....................                 529,482          1,037,954
Shares issued to holders in
  reinvestment of dividends ...                   65,920            117,997
                                                --------          ---------


                                                 595,402          1,155,951

  Shares redeemed ..............             (1,269,810)        (1,219,001)
                                             -----------        -----------

  Net (decrease) ...............               (674,408)           (63,050)
                                             -----------         ----------
Dividends paid from net
INVESTMENT INCOME ...............               (82,704)          (151,193)
                                             -----------         ----------
INCREASE
IN NET ASSETS ...................                477,066          1,050,913
NET ASSETS:
Beginning of period .............              9,859,630          8,808,717
End of period (including undistributed
net investment income of $25,147
and $3,217, respectively) .......            $10,336,696         $9,859,630
                                             ===========         ==========

                       See notes to financial statements.


FINANCIAL HIGHLIGHTS
(unaudited)
                                                                                                        August 3
                                            Six Months                                                  1992<F1>
                                               ended            Year Ended         Year Ended             through
Per Share Data:                            Nov. 30, '95         May 31, '95        May 31, '94          May 31, '93
                                           ------------         -----------        -----------          -----------

Net asset value,
  beginning of period .................           $9.94               $8.80              $9.36               $10.00

Income from investment operations:
Net investment income .................            0.07                0.14               0.13                 0.09
Net realized and unrealized
  gains (losses) on investments ....               1.19                1.15             (0.56)               (0.66)
                                                 ------              ------             ------               ------


  Total from investment operations                 1.26                1.29             (0.43)               (0.57)
                                                 ------              ------             ------               ------


Less distributions:
Dividends from net investment
  income ............................            (0.08)              (0.15)             (0.13)               (0.07)
                                                 ------              ------             ------               ------


Net asset value,
  end of period                                  $11.12               $9.94              $8.80                $9.36
                                                 ======               =====              =====                =====

Total return<F2>.......................          12.76%              14.84%            (4.64)%              (5.72)%

Supplemental data and ratios:
Net assets, end of period ............      $10,336,696          $9,859,630         $8,808,717           $9,470,139
Ratio of expenses to average
net assets <F3>........................           1.20%               1.20%              1.13%                0.89%
Ratio of net income to average
  net assets <F3>......................           1.35%               1.48%              1.36%                1.54%

  Portfolio turnover rate ............           18.32%              11.27%              5.26%                4.01%


<F1> Commencement of operations.
<F2> Not annualized for the six months ended November 30, 1995 and for the period August 3, 1992 through May 31, 1993.
<F3> Annualized for the six months ended November 30, 1995 and for the period August 3, 1992 through May 31, 1993. Without expense waivers or voluntary reimbursements of $16,939 for the six months ended November 30, 1995, $50,889 for the year ended May 31, 1995,
$54,481 for the year ended May 31, 1994, and $61,182 for the period August 3, 1992 through May 31, 1993, the ratio of expenses to average net assets would have been 1.53%, 1.75%, 1.72% and 1.97%, respectively, and the ratio of net income to average net assets would have been 1.02%, 0.93%, 0.77% and 0.25%, respectively.

                                                 See notes to financial statements.



NOTES TO THE FINANCIAL STATEMENTS
(unaudited)

1. ORGANIZATION AND SIGNIFICANT
ACCOUNTING POLICIES
The Jensen Portfolio, Inc. (the "Fund") was organized as an Oregon Corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940. The Fund issued and sold 10,000 shares of its capital stock at $10 per share on June 29, 1992 ("initial shares"). The Fund commenced operations on August 3, 1992.

Jensen Investment Management, Inc. (the "Investment Adviser") has advanced the Fund $56,604 to cover costs in connection with the organization, initial registration and public offering of shares. The Fund will reimburse these costs under a five-year amortization schedule until the Fund has net assets of $50 million or more, at which time the Fund will reimburse the Investment Adviser for all remaining organizational costs. The total organizational costs of $57,854 (which includes both costs advanced by the Investment Adviser and costs paid directly by the Fund) are being amortized over the period of benefit, but not to exceed 60 months from the Fund's commencement of operations. If any of the initial shares are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata share (calculated as the number of original shares being redeemed divided by the number of original shares outstanding immediately prior to such redemption) of the unamortized costs as of the date of redemption.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - Securities that are listed on United States stock exchanges are valued at the last sale price on the day the securities are valued or, if there has been no sale on that day, then at the average of the last available bid and ask prices. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at the last sale price on the day the securities are valued, or if there has been no sale on that day, then at the average of the current bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined by the Investment Adviser at or under the direction of the Fund's Board of Directors. Variable rate demand notes are valued at cost which approximates market value. Notwithstanding the above, fixed-income securities may be valued on the basis of prices provided by an established pricing service when the Board believes that such prices reflect market values.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared at least annually.

d) Other - Investment and shareholder transactions are recorded no later than the first business day after the trade date. Gains or losses from the investment transactions are determined on the basis of identified carrying value. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. These notes may present credit risk to the extent the issuer defaults on its payment obligation. The credit-worthiness of the issuer is monitored, and these notes are considered to present minimal credit risk in the opinion of the Investment Adviser. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

2. CAPITAL SHARE TRANSACTIONS
Transactions in shares of the Fund were as follows:

                                              Six Months
                                                  ended         Year Ended
                                             Nov 30, '95        May 31, '95
                                             -----------        -----------

Shares sold....................                   51,067            112,636
Shares issued to holders in
  reinvestment of dividends ..                     6,254             12,970
Shares redeemed ..............                 (120,157)          (133,856)
                                               ---------          ---------

Net (decrease)................                  (62,836)            (8,250)
                                               =========          =========


3. INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the six months ended November 30, 1995, were $1,844,339 and $2,601,259, respectively.

At November 30, 1995, gross unrealized appreciation and depreciation of investments were as follows:

Appreciation                                                     $2,065,546

(Depreciation)                                                    (413,072)
                                                                 ----------

Net appreciation on investments                                  $1,652,474
                                                                 ==========


At November 30, 1995, the cost of investments for federal income tax purposes was $8,668,450.

At May 31, 1995, the Fund had accumulated net realized capital loss carryovers of $109,595, $407,202 and $218,592 expiring in 2001, 2002 and 2003, respectively. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS
The Fund has entered into an Investment Advisory and Service Contract with Jensen Investment Management, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund's daily net assets.

Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, administrator and accounting services agent for the Fund.

5. EXPENSE GUARANTEE
In order to limit the Fund's expenses, the Investment Adviser has guaranteed that certain expenses payable by the Fund (including, but not limited to, management fees, legal, audit, custodial, printing and other regular Fund expenses, but excluding brokerage commissions, taxes, interest, organizational costs and other expenses that are capitalized, and all extraordinary items such as litigation or indemnification expenses) will not exceed specified levels in any fiscal year. If the Fund's regular operating expenses exceed the applicable limit specified below (expressed as a percentage of average daily net assets on an annual basis), the Investment Adviser will reduce its management fee, or reimburse the Fund, in an amount equal to the excess:

           Average Daily Net                             Annual
          Assets for the Year                        Expense Limit
          -------------------                        -------------
      $100,000 -  $10,000,000                           2.00%
      $10,000,001 - $15,000,000                         1.75%
      $15,000,001 - $25,000,000                         1.50%
      $25,000,001 - $50,000,000                         1.25%
      $50,000,001 - $100,000,000                        1.00%
      $100,000,001 and above                            0.75%

In addition, the Investment Adviser has voluntarily agreed to reimburse the Fund for its expenses or waive management fees during fiscal 1996 in order to keep regular operating expenses at no more than 1.20% for the year. Any reduction in management fees or reimbursement of expenses by the Investment Adviser required pursuant to the above expense guarantee will be computed and accrued daily, paid monthly and adjusted annually on the basis of the Fund's average daily net assets for the year. The Investment Adviser waived $16,939 of management fees for the six months ended November 30, 1995.

6. DISTRIBUTIONS
On December 29, 1995 an ordinary income dividend of $.03731354 per share aggregating $35,073 was declared. The distribution was paid on December 29, 1995 to shareowners of record on December 28, 1995.


                              THE JENSEN PORTFOLIO
                               Semi-Annual Report
                               November 30, 1995

                                     JENSEN
                                   INVESTMENT
                                   MANAGEMENT

                               430 Pioneer Tower
                              888 SW Fifth Avenue
                            Portland, OR 97204-2018

                                  503-274-2044
                                  800-221-4384
                                Fax 503-274-2031